[GRAPHIC OMITTED]
                            Deutsche Asset Management

                                [GRAPHIC OMITTED]
                                       MAP

                                  Mutual Fund
                               Semi-Annual Report
                                 April 30, 2002
                               Institutional Class

Emerging Markets Debt Fund

                                [GRAPHIC OMITTED]
                                 A Member of the
                               Deutsche Bank Group

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ....................................  3
              PERFORMANCE COMPARISON ....................................  8

              EMERGING MARKETS DEBT FUND
                 Schedule of Investments ................................  9
                 Statement of Assets and Liabilities .................... 11
                 Statement of Operations ................................ 12
                 Statements of Changes in Net Assets .................... 13
                 Financial Highlights ................................... 14
                 Notes to Financial Statements .......................... 15



                        -------------------------------
   The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
                        -------------------------------

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                                        2

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for the Emerging Markets Debt Fund (the 'Fund').

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the six-month period ended April 30, 2002.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds, and we appreciate your continued support and confidence.

Sincerely,

/s/ BRETT DIMENT
    ------------
    Brett Diment Portfolio Manager of
    EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------

MARKET REVIEW
Emerging debt markets turned in strong performance during the semi-annual period, as the markets largely decoupled from the ongoing fiscal and economic troubles in Argentina. The JP Morgan Emerging Markets Bond Plus Index ('EMBI+') yielded a positive return of 7.38% for the six months ended April 30, 2002. Excluding Argentina, the EMBI+ semi-annual return would have been 16.25%, with each individual debt market in the Index registering returns of at least 3.8%.

Emerging debt markets strongly outperformed essentially all other major fixed income asset classes during the semi-annual period, including US bonds, global bonds, high grade and high yield bonds. These asset classes are represented by the Lehman Brothers Aggregate Bond Index, the Salomon World Government Bond Index, the Salomon Broad Investment Grade Bond Index and the CSFB High Yield Index, respectively. Outperformance was not just limited to fixed income, as the EMBI+ also outperformed other 'risk' assets for the semi-annual period, including US equities, as represented by both the S&P 500 Index and the NASDAQ Composite Index. Within the EMBI+, high-grade bonds underperformed their high-yielding counterparts, as the global quest for yield did not aggressively bid up these lower-yielding assets. None of the investment grade or high BB-rated credits in the EMBI+ managed to produce a double-digit return during the semi-annual period.

The yield spread of the EMBI+ over US Treasuries, as measured by the Lehman Brothers Treasury Index, collapsed dramatically during the semi-annual period, falling from 10.73% to 6.31%. Part of this compression is actually a statistical artifact, as Argentina's weighting in the EMBI+ fell considerably over the six months from a 16.2% weighting to a 2.2% weighting. Thus, the impact of Argentina's relatively elevated spread to US Treasuries on the overall Index spread was significantly dampened.

As was the case during the last fiscal year, emerging debt markets continued to benefit during these six months from the massive amounts of liquidity in the global financial system brought about by the world's major central banks' interest rate cuts. Monetary policy also remained accommodative in emerging market countries themselves, supporting the domestic bid for government paper. Balance of payment surpluses in several countries also contributed to the abundance of liquidity in many emerging market countries. Firmer oil prices and the improving outlook of the global economy were the most important drivers of such surpluses.

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                                        3

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Four of the five top performers among the emerging debt markets during the semi-annual period were countries that underwent a major economic crisis over the past few years.
o Ecuador led all emerging debt markets in the EMBI+ with a semi-annual return of 42.4%. Its outlook had greatly improved following its default on its external debt in October 1999. The construction of a new oil pipeline and the resulting vast augmentation of Ecuador's extraction capacity--coupled with firm oil prices--buttressed this nation's bonds.
o Continuing its three-plus year streak of outperformance, Russia turned in another strong return of 32.8% for the semi-annual period, as firm oil prices enhanced its debt service capacity. Russia also took advantage of OPEC production cuts to expand its market share, keeping its balance of payments in healthy surplus. This added to the already strong level of liquidity in its financial system, which provided further support to its bond prices.
o Ukraine continued its strong performance, registering the third highest return during the period of 23.9%. The outlook for this emerging debt market dramatically improved following its debt restructuring in January 2000. Also, a strong balance of payments surplus boosted by exports to the comparatively robust Russian economy allowed Ukraine to build its foreign exchange reserves and thus improve its debt service capacity.
o Rounding out the list of top performers were Turkey and the Philippines. Turkey yielded a semi-annual return of 21.2%. Its strong performance was primarily due to its compliance with the performance targets under its International Monetary Fund ('IMF') program, which kept steady the flow of financial support from Washington DC. The Philippines actually registered a higher return of 22.7%. However, one cannot really say that it recently underwent an economic crisis. The Philippines did, on the other hand, experience a political crisis with the deposition of President Estrada in January 2001.

Unfortunately for Argentina, the fiscal and economic crisis is still unfolding there, and consequently, its bond market continued to struggle. Argentine bonds fell nearly 50% during the semi-annual period, as the country officially defaulted on its external obligations in December 2001. Failure to impose sound macroeconomic policy has plunged its economy into a deep recession. Relief from the IMF is nowhere in sight. Meanwhile, in an effort to prevent a further slide in the Argentine currency, restrictions on withdrawals of bank deposits were levied, which crippled the economy further. As noted, however, the rest of the emerging debt markets effectively decoupled from the ongoing turmoil in Argentina. The best indication of this is the strong performance of Brazil, which registered the sixth strongest return of the EMBI+ markets for the six months--17.9%. Emerging debt investors became much more sanguine about the outlook for Brazil after it had lagged for most of 2001 and found comfort in its continued compliance with its IMF fiscal targets and the healthy supply of foreign direct investment ('FDI').

The next best EMBI+ performers were Bulgaria and Peru, with semi-annual returns of 16.4% and 12.6%, respectively. Both of these markets rallied following the election of market-friendly candidates in 2001, which boosted the outlook for reform and privatization. Debt buy-backs also provided support to these nations' bonds.

One of the more interesting stories of the past six months was the political volatility in Venezuela, whose semi-annual return was slightly below the median. Venezuelan bonds languished for the first fiscal quarter. The market then gapped upward in February 2002 with a surprise devaluation, which theoretically implied that its central bank would no longer burn its foreign exchange reserves in defense of its currency. The Venezuelan debt market continued to grind upward for the next two months before it gapped upward again following the unexpected ouster of market-unfriendly President Chavez in late April. However, the rally was short-lived, as Chavez would return to power just 48 hours later.

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                                        4

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

INVESTMENT REVIEW
The Emerging Markets Debt Fund produced a return of 14.70% for the six months ended April 30, 2002, significantly outperforming the 7.38% return of the JP Morgan Emerging Markets Bond Plus Index. This performance by the Fund was primarily due to effective market allocation throughout the semi-annual period. The Fund underperformed the Lipper Emerging Markets Debt Funds Average, which returned 15.25% for the semi-annual period.

After maintaining an underweight in the Latin American debt markets for much of the last fiscal year, we gradually increased the Fund's weighting in the region during these recent six months, as it became clear that contagion from the turmoil in Argentina would be minimal. This strategy was principally manifested in moving the Fund from an underweighted position in Brazil at the beginning of the semi-annual period to a strong overweight there during January and February. We subsequently reduced the Fund's Brazilian position between March and April to return the Fund to an underweight again by the end of the period. We also generally maintained a strong overweight for the Fund in Ecuador. Equally important, the Fund was strongly underweighted in Argentina. Indeed, the Portfolio exited its last position in Argentina at the end of November 2001 and thus did not hold any Argentine bonds at the time of its default. The Fund also held a significant underweight in the low-yielding Mexican debt market in favor of higher yielding positions. Positioning in Venezuela varied frequently over the semi-annual period, as we moved the Fund between underweight, neutral and overweight in response to the volatile news flow.

Among the smaller Latin American debt markets, our positioning was much more tactical. In Colombia, for instance, we maintained a generally underweight to neutral position in the Fund. However, as this market began to lag the overall yield spread tightening in the emerging market universe, we moved the Fund to an overweighted position toward the end of the six-month period. We initially maintained an overweight position in Peru, but we gradually reduced the Fund's position here to an underweight, as yield spreads tightened toward 4.00% over US Treasuries. Meanwhile, we generally retained an underweight to neutral position for the Fund in Panama. While we were largely disappointed with the lack of progress on Panama's reform

                                                                 CUMULATIVE                       AVERAGE ANNUAL
                                                              TOTAL RETURNS                        TOTAL RETURNS
   Periods Ended            6 Months   1 Year   3 Years   5 Years     Since   1 Year   3 Years  5 Years    Since
   April 30, 2002                                               Inception 2                          Inception 2
----------------------------------------------------------------------------------------------------------------
 Emerging Markets
   Debt Fund1
   Institutional Class        14.70%   13.66%    57.27%    24.23%   103.14%   13.66%    16.29%    4.44%    9.59%
----------------------------------------------------------------------------------------------------------------
 JP Morgan Emerging
   Markets Bond
   Plus Index3                 7.38%    5.33%    38.68%    45.20%   163.93%    5.33%    11.52%    7.74%   13.35%
----------------------------------------------------------------------------------------------------------------
 Lipper Emerging
   Markets Debt
   Funds Average4             15.25%   18.18%    49.74%    31.70%   133.97%   18.18%    14.17%    5.46%   11.14%
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1994. Benchmark returns are for the periods beginning July 31, 1994 for Lipper Emerging Markets Debt Funds Average and August 4, 1994 for JP Morgan Emerging Markets Bond Plus Index.
3 The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US-dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

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                                        5

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

front, speculation about debt management operations by its government led us to position the Fund in this market only opportunistically. For most of the semi-annual period, the Fund was slightly overweight in the Dominican Republic. This positioning proved prudent as a diversification play, as this market's bonds saw increasing demand during the period from Caribbean financial institutions. The Fund began to build an overweighted position in Uruguay in February. Uruguay turned out to be the only true victim of Argentine contagion during the semi-annual period and was actually one of the worst performing emerging debt markets. Its bonds fell nearly 31% during the six months ended April 30, 2002, primarily because it lost its investment grade rating. We took advantage of Uruguay's poor performance to establish a position there.

We gradually reduced the Fund's overweighted position in Eastern Europe. Primarily, we reduced the Fund's strong overweight in Bulgaria to a neutral position, as yield spreads ground to what we considered fair-value levels. We also reduced the Fund's strong overweight in Russia, although this debt market remained one of the biggest overweights in the Portfolio. We also maintained an overweight in Ukraine, which, like Russia, made significant strives toward reform and continuously built foreign reserves due to a strong balance of payments surplus. We retained the Fund's neutral weighting to Turkey for most of the semi-annual period, although we did trade around the position on an opportunistic basis.

In Asia, the Fund's holdings continued to be limited to the Philippines. Trading was active in this market, although we maintained a neutral position for the Fund here, as yield spreads continued to tighten to relatively low-yielding levels, supported by a strong bid from local financial institutions. The Fund's positioning in Africa was quite opportunistic. For instance, the Fund maintained positions in Algeria and Morocco, which we had built up in the aftermath of the September 11th terrorist attacks. Both of these markets rebounded sharply, with bond prices exceeding pre-attack levels and then reaching all-time highs. The Fund also maintained a small position in Nigeria for most of the semi-annual period. The Nigerian debt market benefited from stronger oil prices and the quest for yield, returning an attractive 11.2% for the six months. Finally, the Fund maintained an overweighted position in the Ivory Coast, which actually outperformed all emerging debt markets except Ecuador with a 35.5% semi-annual return. This outstanding performance was primarily due to its successful re-engagement with its creditors, including the IMF, the Paris Club and the London Club.

MARKET OUTLOOK
As of May 1, 2002, the Fund's benchmark was changed to the JP Morgan EMBI Global Constrained Index. This Index, developed in August 1994, represents a much more diversified emerging debt benchmark than the EMBI+. The case of Argentina last fiscal year underscores the hazard of a non-diversified index. Argentina's high weighting in the EMBI+ during the twelve months ended October 31, 2001 was enough to drag the overall Index down to a 3.5% annual return; excluding Argentina, the EMBI+ annual return would have been 14.9%. We believe that this new benchmark index still allows an investor the potential to maximize return while gaining the benefits of better diversification.

That said, our short- to intermediate-term outlook for the emerging debt markets is less than constructive. We have been concerned that yields spreads have been overstretched for a while, driven there by abundant liquidity and the global search for yield. The primary event risk to the markets that we foresee is the October 6th presidential elections in Brazil, especially if the opposition candidate maintains his lead over the government coalition candidate. We believe that the government coalition candidate will win. However, the political noise remains quite high, which in itself could be enough to preclude the Brazilian debt market from outperforming.

External to the asset class, the outlook for the global economic recovery probably constitutes the biggest risk. With the economic recovery looking to be sluggish, US equities continue to flounder. Poor performance by US equities could pressure 'risk product' in general, which, in turn, could curtail the demand for emerging market debt in particular. Related to this is the outlook for oil. Should global economic growth disappoint, demand for oil will likely fall. Energy exports currently comprise

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                                        6

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

44% of the JP Morgan EMBI Global Constrained Index. Another risk would be the opposite scenario whereby global economic growth is too strong, forcing central banks to raise interest rates aggressively. Such a monetary policy would diminish global liquidity, which, to date, has been quite supportive of emerging debt markets.

Despite the uncertain outlook for the global economy, we remain relatively constructive on energy exporters, such as Russia, Ecuador and Colombia. Average oil prices year-to-date remain well above budgeted levels and consequently should not be cause for financing pressures. We also believe that Ecuador will soon secure support from the IMF, further reducing its financing needs. Finally, we remain positive on the outlook for Turkey, as its continued compliance with the IMF's performance targets has effectively alleviated any financing pressures.

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                                        7

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
                             PLOT POINTS TO FOLLOW

EMERGING MARKETS DEBT FUND--INSTITUTIONAL CLASS, JP MORGAN EMERGING MARKETS BOND PLUS INDEX AND LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION)2

           Emerging Markets    JP Morgan Emerging        Lipper Emerging
             Debt Fund--         Markets Bond             Markets Debt
         Institutional Class      Plus Index              Funds Average
------------------------------------------------------------------------
8/4/94     $250,000                 $250,000                 $250,000
9/30/94     257,000                  264,388                  273,117
10/31/94    254,750                  256,902                  266,142
11/30/94    255,250                  259,518                  263,947
12/31/94    244,500                  242,235                  249,260
1/31/95     231,050                  233,858                  234,875
2/28/95     221,400                  221,669                  223,489
3/31/95     220,650                  215,407                  217,459
4/30/95     239,900                  238,534                  238,208
5/31/95     254,100                  259,546                  257,606
6/30/95     258,150                  264,583                  259,109
7/31/95     257,900                  264,778                  260,096
8/31/95     259,925                  271,026                  266,631
9/30/95     268,775                  280,363                  276,044
10/31/95    267,275                  277,482                  274,247
11/30/95    276,900                  287,195                  281,804
12/31/95    293,600                  308,959                  300,695
1/31/96     315,900                  332,438                  325,879
2/29/96     298,275                  314,099                  309,163
3/31/96     303,525                  321,254                  313,530
4/30/96     319,225                  338,781                  328,346
5/31/96     323,625                  344,644                  335,615
6/30/96     333,000                  356,759                  344,860
7/31/96     333,000                  364,215                  349,887
8/31/96     342,075                  377,593                  361,962
9/30/96     364,950                  401,944                  386,961
10/31/96    367,975                  405,100                  392,492
11/30/96    385,325                  425,303                  413,040
12/31/96    390,150                  430,414                  419,439
1/31/97     406,375                  442,319                  435,852
2/28/97     414,300                  450,015                  445,476
3/31/97     399,125                  433,781                  426,677
4/30/97     408,775                  446,618                  440,050
5/31/97     424,675                  463,964                  458,399
6/30/97     436,750                  474,636                  472,702
7/31/97     454,025                  494,328                  493,852
8/31/97     455,050                  492,314                  491,203
9/30/97     467,825                  507,375                  507,192
10/31/97    412,575                  448,932                  448,691
11/30/97    430,200                  470,247                  468,051
12/31/97    438,775                  486,451                  484,095
1/31/98     430,900                  485,459                  483,724
2/28/98     441,250                  499,348                  497,118
3/31/98     452,100                  511,794                  510,101
4/30/98     451,125                  513,027                  509,560
5/31/98     434,350                  495,530                  489,296
6/30/98     420,525                  481,220                  469,747
7/31/98     420,025                  484,497                  474,815
8/31/98     262,575                  345,275                  313,930
9/30/98     274,425                  379,045                  332,446
10/31/98    288,250                  403,567                  354,131
11/30/98    305,525                  427,323                  385,089
12/31/98    288,450                  416,642                  373,032
1/31/99     286,125                  401,171                  360,789
2/28/99     289,625                  406,931                  366,879
3/31/99     305,375                  437,716                  390,963
4/30/99     322,900                  467,629                  419,033
5/31/99     304,800                  440,969                  396,858
6/30/99     318,825                  460,690                  413,249
7/31/99     315,900                  451,136                  405,581
8/31/99     312,400                  450,493                  405,215
9/30/99     321,725                  466,210                  414,788
10/31/99    338,675                  484,199                  431,899
11/30/99    350,925                  497,908                  449,651
12/31/99    370,200                  524,872                  474,247
1/31/00     367,775                  514,470                  470,245
2/29/00     398,125                  547,606                  500,082
3/31/00     414,500                  564,856                  512,868
4/30/00     401,750                  554,069                  501,239
5/31/00     392,650                  539,967                  485,317
6/30/00     415,100                  567,369                  509,666
7/31/00     426,025                  584,517                  524,180
8/31/00     441,200                  605,080                  539,562
9/30/00     430,900                  596,873                  529,134
10/31/00    423,600                  583,465                  515,681
11/30/00    422,400                  590,600                  509,450
12/31/00    439,375                  617,675                  529,100
1/31/01     462,325                  649,200                  534,475
2/28/01     456,250                  638,925                  526,250
3/31/01     450,175                  630,175                  515,525
4/30/01     446,800                  626,450                  512,375
5/31/01     458,950                  641,900                  527,125
6/30/01     468,400                  651,800                  536,125
7/31/01     438,025                  611,375                  510,750
8/31/01     455,575                  641,575                  530,850
9/30/01     437,350                  618,075                  505,900
10/31/01    442,750                  614,450                  511,575
11/30/01    446,800                  604,125                  527,300
12/31/01    463,000                  612,800                  541,375
1/31/02     472,800                  625,500                  553,750
2/28/02     493,975                  652,325                  575,925
3/31/02     501,325                  652,975                  578,975
4/30/02     507,850                  659,825                  584,925



                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                    1 Year   5 Years      Since
   April 30, 2002                                                   Inception 2
 ------------------------------------------------------------------------------
 Emerging Markets Debt Fund--Institutional Class     13.66%    4.44%      9.59%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is August 4, 1994. Benchmark returns are for the period beginning July 31, 1994 for Lipper Emerging Markets Debt Funds Average, and August 4, 1994 for JP Morgan Emerging Markets Bond Plus Index.
3 The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US-dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.
4 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)


  PRINCIPAL
     AMOUNT  SECURITY                            VALUE

              FOREIGN BONDS--88.68%
              BRAZIL--5.70%
              Republic of Brazil:
 $ 900,000     11.00%, 8/17/40 ........... $   708,300
   400,000     11.00%, 1/11/12 ...........     348,000
 1,100,000     9.50%, 1/24/11 ............     820,547
              Republic of Brazil,
               Global-Bond,
   350,000     10.125%, 5/15/27 ..........     261,275
              Republic of Brazil NMB,
   741,176     3.25%, 4/15/09 ............     607,544
              Republic of Brazil, C Bond,
   615,705     8.00%, 4/15/14 ............     485,637
              Republic of Brazil, DCB, FRN,
   600,000     3.25%, 4/15/12 ............     432,750
                                           -----------
                                             3,664,053
                                           -----------
              BULGARIA--6.75%
              Bulgaria, FLIRB, Series A,
 4,500,000     2.813%, 7/28/12 ...........   4,117,500
              Bulgaria, IAB, Series PDI,
   245,000     2.813%, 7/28/11 ...........     218,785
                                           -----------
                                             4,336,285
                                           -----------
              COLOMBIA--6.60%
              Republic of Colombia,
 2,650,000     11.75%, 2/25/20 ...........   2,635,425
              Republic of Colombia EMTN,
 1,800,000     11.50%, 5/31/11 ...........   1,605,709
                                           -----------
                                             4,241,134
                                           -----------
              DOMINICAN REPUBLIC--1.72%
              Dominican Republic, Reg S,
 1,050,000     9.50%, 9/27/06 ............   1,101,780
                                           -----------
              ECUADOR--4.68%
              Republic of Ecuador 144A,
 1,900,000     5.00%, 8/15/30 ............   1,092,500
              Republic of Ecuador, Reg S,
 3,300,000     5.00%, 8/15/30 ............   1,910,700
                                           -----------
                                             3,003,200
                                           -----------
              MALAYSIA--5.92%
              Malaysia,
 1,200,000     7.50%, 7/15/11 ............   1,272,420
              Petroliam Nasional Berhd
               144A,
 1,200,000     7.75%, 8/15/15 ............   1,273,618
              Petroliam Nasional Berhd,
               Reg S,
 1,250,000     7.625%, 10/15/26 ..........   1,258,312
                                           -----------
                                             3,804,350
                                           -----------


  PRINCIPAL
     AMOUNT  SECURITY                            VALUE

              MEXICO--9.13%
              Pemex Master Trust, Reg S,
 $1,300,000    8.625%, 2/1/22 ............ $ 1,368,900
              Petroleos Mexicanos, Reg S,
   300,000     9.25%, 3/30/18 ............     321,930
              Petroleos Mexicanos,
               Series P,
 1,100,000     9.50%, 9/15/27 ............   1,221,000
              United Mexican States,
   600,000     11.375%, 9/15/16 ..........     769,800
              United Mexican States,
               Series MTN,
   200,000     8.30%, 8/15/31 ............     204,200
              United Mexican States,
               Series B,
   700,000     6.25%, 12/31/19 ...........     665,875
              United Mexican States Rights,
               Series A,
 4,500,000     6/30/03,1 .................       9,000
              United Mexican States,
               Reg S,
   900,000     7.375%, 3/13/08 ...........     830,832
              United Mexican States,
               Series XW,
   400,000     10.375%, 2/17/09 ..........     469,480
                                           -----------
                                             5,861,017
                                           -----------
              NIGERIA--0.82%
              Central Bank of Nigeria,
               Series WW,
   750,000     6.25%, 11/15/20 ...........     525,075
              Nigeria, Warrants,
       750     11/15/20 ..................          --
                                           -----------
                                               525,075
                                           -----------
              PANAMA--3.01%
              Republic of Panama, PDI, FRN,
 2,290,860     2.625%, 7/17/16 ...........   1,933,028
                                           -----------
              PERU--2.59%
              Republic of Peru, FLIRB,
 2,250,000     4.00%, 3/7/17 .............   1,665,000
                                           -----------
              PHILIPPINES--8.01%
              Republic of Philippines:
 2,000,000     9.875%, 1/15/19 ...........   2,087,344
 3,000,000     8.375%, 3/12/09 ...........   3,058,200
                                           -----------
                                             5,145,544
                                           -----------
              RUSSIA--15.01%
              Russian Federation, Reg S:
 2,000,000     12.75%, 6/24/28 ...........   2,440,000
   700,000     8.25%, 3/31/10 ............     686,000
              Russian Federation, Reg S,
               STP CPN,
 9,350,000     2.50%, 3/31/30 ............   6,512,275
                                           -----------
                                             9,638,275
                                           -----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS April 30, 2002 (Unaudited)

  PRINCIPAL
     AMOUNT  SECURITY                            VALUE

              SOUTH AFRICA--2.02%
              Republic of South Africa,
 $1,300,000    7.375%, 4/25/12 ........... $ 1,295,346
                                           -----------
              TURKEY--4.62%
              Republic of Turkey:
 2,100,000     11.875%, 1/15/30 ..........   2,181,900
   750,000     11.75%, 6/15/10 ...........     788,325
                                           -----------
                                             2,970,225
                                           -----------
              UKRAINE--3.01%
              Ukraine Government,
 1,869,000     11.00%, 3/15/07 ...........   1,933,667
                                           -----------
              URUGUAY--3.44%
              Republic of Uruguay,
 3,250,000     7.625%, 1/20/12 ...........   2,210,000
                                           -----------
              VENEZUELA--5.65%
              Republic of Venezuela:
 1,500,000     9.25%, 9/15/27 ............   1,055,250
   800,000     11.125%, 7/25/11 ..........     611,570
              Republic of Venezuela, DCB,
               FRN, Series DL,
 1,714,262     2.875%, 12/18/07 ..........   1,389,992
              Republic of Venezuela, FLIRB,
              Series A,
   714,271     3.438%, 3/31/07 ...........     574,220
                                           -----------
                                             3,631,032
                                           -----------
TOTAL FOREIGN BONDS
   (Cost $54,597,117) ....................   56,959,011
                                           -----------

  PRINCIPAL
     AMOUNT  SECURITY                            VALUE

              LOAN PARTICIPATIONS--4.00%
              ALGERIA--2.99%
              Republic of Algeria, FRN,
 $2,100,000    4.313%, 3/4/10
               (Participation with
               Merrill Lynch) ............ $ 1,921,500

              MOROCCO--1.01%
              Kingdom of Morocco, FRN,
               Series A,
   700,000     2.781%, 1/1/09
               (Participation with
               Morgan Guarantor Trust) ...     648,410
                                           -----------
TOTAL LOAN PARTICIPATIONS
   (Cost $2,609,493)                         2,569,910
                                           -----------
TOTAL INVESTMENTS
   (Cost $57,206,610)             92.68%   $59,528,921

OTHER ASSETS IN EXCESS
   OF LIABILITIES                  7.32      4,702,744
                                 ------    -----------
NET ASSETS                       100.00%   $64,231,665
                                 ======    ===========

--------------------------------------------------------------------------------
Abbreviations:
DCB     --Debt Convertible Bond
FLIRB   --Front Loaded Interest Reduction Bond
FRN     --Floating Rate Note. The rate reflected on the Schedule of
          Investments is the rate in effect on April 30, 2002.
PDI     --Past Due Income
STP CPN --Step Coupon
REGS    --Security exempt from registration under Regulation S of the Securities
          Act of 1933. These securities may be resold into the US market in transactions exempt from registration, after the appropriate restriction period. Represents 25.58% of net assets at period end.
144A    --Security exempt from registration under Rule 144A of the Securities
          Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 3.68% of net assets at period end.
Amounts designated as '--' are either $0 or have been rounded to $0.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                  APRIL 30, 2002


ASSETS
   Investments, at value (cost $57,206,610) ......................................   $ 59,528,921
   Cash ..........................................................................      5,070,825
   Receivable for securities sold ................................................     17,601,538
   Interest receivable ...........................................................      1,172,609
   Prepaid expenses and other ....................................................         17,250
   Due from advisor ..............................................................            462
                                                                                     ------------
Total assets .....................................................................     83,391,605
                                                                                     ------------
LIABILITIES
   Payable for securities purchased ..............................................     18,979,584
   Due to administrator ..........................................................         13,665
   Unrealized depreciation on forward foreign currency contracts .................         89,919
   Accrued expenses and other ....................................................         76,772
                                                                                     ------------
Total liabilities ................................................................     19,159,940
                                                                                     ------------
NET ASSETS .......................................................................   $ 64,231,665
                                                                                     ============
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................................     74,339,685
   Undistributed net investment income ...........................................      2,660,907
   Accumulated net realized loss from investment and foreign currency transactions    (15,017,294)
   Net unrealized appreciation on investments and foreign currencies .............      2,248,367
                                                                                     ------------
NET ASSETS .......................................................................   $ 64,231,665
                                                                                     ============
SHARES OUTSTANDING--INSTITUTIONAL CLASS
   ($0.01 par value per share, unlimited number of shares authorized) ............     10,303,617
                                                                                     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS
   (net assets divided by shares outstanding) ....................................   $       6.23
                                                                                     ============



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                             FOR THE SIX
                                                                            MONTHS ENDED
                                                                          APRIL 30, 2002
INVESTMENT INCOME
   Interest .............................................................   $  3,940,477
                                                                            ------------
EXPENSES
   Investment advisory fees .............................................        424,556
   Administration fees ..................................................        106,139
   Custody fees .........................................................         42,438
   Professional fees ....................................................         19,266
   Printing and shareholder reports .....................................         11,306
   Registration fees ....................................................          9,880
   Directors' fees ......................................................          8,430
   Interest expense .....................................................            278
   Miscellaneous ........................................................          4,916
                                                                            ------------
Total expenses ..........................................................        627,209
Less: fee waivers and/or expense reimbursements .........................       (414,146)
                                                                            ------------
Net expenses ............................................................        213,063
                                                                            ------------
NET INVESTMENT INCOME ...................................................      3,727,414
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain (loss) from:
     Investment transactions ............................................      6,334,427
     Foreign currency transactions ......................................         87,413
     Forward foreign currency transactions ..............................       (123,670)
   Net change in unrealized appreciation/depreciation on investments
     and foreign currencies .............................................      2,293,448
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES ..      8,591,618
                                                                            ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................   $ 12,319,032
                                                                            ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                               FOR THE SIX           FOR THE
                                                              MONTHS ENDED        YEAR ENDED
                                                          APRIL 30, 2002 1  OCTOBER 31, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .................................   $   3,727,414    $  16,836,943
   Net realized gain (loss) on investment and
     foreign currencies ..................................       6,298,170       (4,063,738)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ..................       2,293,448         (694,841)
                                                             -------------    -------------
Net increase in net assets from operations ...............      12,319,032       12,078,364
                                                             -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS Net investment income:
     Institutional Class .................................     (12,802,596)     (22,208,073)
                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .........................      37,920,253       96,279,826
   Dividend reinvestments ................................      12,746,627       22,145,731
   Redemption in-kind ....................................            --        (42,323,491)
   Net cost of shares redeemed ...........................     (58,635,693)    (277,919,766)
                                                             -------------    -------------
Net decrease in net assets from capital share transactions      (7,968,813)    (201,817,700)
                                                             -------------    -------------
TOTAL DECREASE IN NET ASSETS .............................      (8,452,377)    (211,947,409)
NET ASSETS
   Beginning of period ...................................      72,684,042      284,631,451
                                                             -------------    -------------
   End of period (including undistributed net investment
     income of $2,660,907 and $11,736,089, respectively) .   $  64,231,665    $  72,684,042
                                                             =============    =============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                       FOR THE SIX
                                          MONTHS ENDED
                                             APRIL 30,                             FOR THE YEARS ENDED OCTOBER 31,
                                                2002 1          2001        2000        1999       1998       1997

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .......................  $ 6.56        $ 6.97      $ 5.80      $ 5.82     $11.95      $13.36
                                                ------        ------      ------      ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .....................    0.38          1.37        0.60        0.19       1.81        1.05
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ......................    0.47         (1.05)       0.81        0.69      (4.12)       0.40
                                                ------        ------      ------      ------     ------      ------
Total from investment operations .............    0.85          0.32        1.41        0.88      (2.31)       1.45
                                                ------        ------      ------      ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .....................   (1.18)        (0.73)      (0.24)      (0.90)     (1.32)      (1.32)
   Net realized gain from investment
     transactions ............................      --            --          --          --      (2.50)      (1.54)
                                                ------        ------      ------      ------     ------      ------
Total distributions ..........................   (1.18)        (0.73)      (0.24)      (0.90)     (3.82)      (2.86)
                                                ------        ------      ------      ------     ------      ------
NET ASSET VALUE, END OF PERIOD ...............  $ 6.23        $ 6.56      $ 6.97      $ 5.80     $ 5.82      $11.95
                                                ======        ======      ======      ======     ======      ======
TOTAL INVESTMENT RETURN ......................   14.70%         4.52%      25.08%      17.86%    (30.35)%     12.03%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................... $64,232       $72,684    $284,631    $340,365    $55,684    $187,455
   Ratios to average net assets:
   Net investment income .....................    8.76%2       10.31%       8.29%      10.90%      9.82%       7.15%
     Expenses after waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    0.50%2        0.87%       1.01%         --%        --%         --%
     Expenses after waivers and/or
        reimbursements (excludes
        interest expense paid by
        the Fund) ............................    0.50%2        0.86%3      1.00%       1.00%      1.05%       1.32%
     Expenses before waivers and/or
        reimbursements (includes
        interest expense paid by
        the Fund) ............................    1.47%2        1.38%       1.37%       1.40%      1.31%       1.47%
   Portfolio turnover rate ...................     260%          464%4       359%        397%       638%        472%


--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 Beginning June 1, 2001, the expense cap was decreased from 1.00% to 0.50%.
4 Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Morgan Grenfell Investment Trust (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a non-diversified, open-end management investment company. The Company is organized as a business trust under the laws of the state of Delaware. The Emerging Markets Debt Fund is one of the funds the Company offers to investors.

The investment objective of the Fund is to seek total return by investing primarily in the high yield/high risk fixed income securities of issuers located in countries with new or emerging securities markets. Details concerning the Fund's investment objective and policies and the risk factors associated with the Fund's investments are described in the Prospectus and Statement of Additional Information.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing short-term securities that mature within sixty days, the Fund uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at fair value. On April 30, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

D. DISTRIBUTIONS
The Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. CASH
Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in US dollars. The Fund determines the US dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Net realized and unrealized gains and losses on foreign currency translation shown on the Fund's financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the US dollar value of the foreign currency.

H. FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the US dollar value of a securities transaction for the period between the date of the transaction and the date the security is received or delivered or to hedge the US dollar value of securities it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future.

The Fund determines the net US dollar value of forward foreign currency contracts using prevailing exchange rates.

I. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Deutsche Asset Management Investment Services Limited, an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. The Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 1.00%.

Deutsche Asset Management, Inc., is the Fund's Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.25%.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of the Fund through February 28, 2003, to the extent necessary, to limit all expenses to 0.50% of the average daily net assets of the Fund.

ICCC is the Fund's accounting and transfer agent. The Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. The Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Certain officers and directors of the Fund are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Fund for serving in these capacities.

--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 3--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

Institutional Class

             -----------------------------------------------------------
                For the Six Months Ended              For the Year Ended
                        April 30, 2002 1                October 31, 2001
             ---------------------------    ----------------------------
                 Shares           Amount         Shares           Amount
             ----------    -------------    -----------    -------------
Sold          6,548,098    $  37,920,253     13,933,716    $  96,279,826
Reinvested    2,256,040       12,746,627      3,407,035       22,145,731
Redemption
  in kind            --               --     (5,952,671)     (42,323,491)
Redeemed     (9,578,750)     (58,635,693)   (41,129,741)    (277,919,766)
             ----------    -------------    -----------    -------------
Net decrease   (774,612)   $  (7,968,813)   (29,741,661)   $(201,817,700)
             ==========    =============    ===========    =============

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended April 30, 2002, were $201,822,798 and $218,265,686, respectively.

For federal income tax purposes, the tax basis of investments held at April 30, 2002 was $57,206,610. The aggregate gross unrealized appreciation for all investments at April 30, 2002 was $3,001,911 and the aggregate gross unrealized depreciation for all investments was $(679,600).

NOTE 5--LINE OF CREDIT
The Fund participates with other affiliated entities in an unsecured revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires June 24, 2002. A commitment fee is apportioned among the participants based on their relative net assets.

During the six months ended April 30, 2002, the Fund made borrowings. The maximum amount borrowed was $3,125,000, the average balance outstanding was $741,000, interest paid was $278 and the weighted average interest rate was 2.74%.

NOTE 6--LOAN PARTICIPATIONS/ASSIGNMENTS
The Fund invests in US dollar-denominated fixed and floating rate loans ('Loans') arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund invests in such Loans in the form of participations in Loans ('Participations') or assignments of all or a portion of loans from third parties ('Assignments'). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

NOTE 7--OPEN FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio had the following open contracts at April 30, 2002:

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                       Contract       Depreciation
Contracts to Deliver                  In Exchange For      Settlement Date          Value (US$)              (US$)
------------------------------------------------------------------------------------------------------------------
Sales
------------------------------------------------------------------------------------------------------------------
Euro                   7,000,000     US Dollar     6,216,000              5/31/2002   6,295,520           $(79,520)
Euro                     840,000     US Dollar       745,063              5/31/2002     755,462            (10,399)
------------------------------------------------------------------------------------------------------------------
                                                                                    Total Sales           $(89,919)
------------------------------------------------------------------------------------------------------------------
                                                              Total Net Unrealized Depreciation           $(89,919)
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Emerging Markets Debt Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 8--RISKS OF INVESTING IN
        FOREIGN SECURITIES
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. The Fund invests in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

NOTE 9--REDEMPTION IN KIND
The Fund satisfied a redemption request on December 8, 2000 with a transfer of securities and cash totaling $42,323,491. The Fund accounted for the transaction as a sale of securities which resulted in a gain to the Fund of $405,686 for financial reporting purposes.

NOTE 10--CONCENTRATION OF OWNERSHIP
From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2002, there were four shareholders who held 83% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.


Emerging Markets Debt Fund--Institutional Class                 CUSIP #61735K869
                                                                356SA (4/02)
                                                                Printed 6/02

Distributed by:
ICC Distributors, Inc.